Events after the reporting period	6 Months Ended
Sep. 30, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting period	Events after the reporting period
Private Placement & Capital Increase
On November 16, 2023, the Company entered into a share purchase and investment agreement, by and among the Company, Tencent Mobility Limited (“Tencent”), SL Globetrotter L.P. (“Globetrotter”), Global Blue Holding L.P. (“Holdco”) and the other parties from time to time party thereto (together with Globetrotter and Holdco, the “Sellers”), whereby Tencent agreed to (i) purchase from the Sellers an aggregate 9,090,909 registered common shares of the Company with a nominal value of CHF 0.01 for consideration in an aggregate amount of $50,000,000.50 (the “Share Sale”), and (ii) subscribe for and purchase from the Company 9,090,909 newly issued registered common shares of the Company with a nominal value of CHF 0.01 for consideration in an aggregate amount of $49,999,999.50 (the “Investment”), in each case, subject to specific terms and conditions (the “Transaction”).
On November 28, 2023 the Sellers completed the aforementioned Share Sale to Tencent, from which the Company did not receive any proceeds, and on November 28, 2023, the Board authorized the issuance, out of the authorized share capital of the Company (the “Capital Increase”), of 9,090,909 common shares to the Purchaser, as reflected in the articles of association of the Company dated November 28, 2023. On November 29, 2023, the Company effected the Capital Increase, thus closing the above Investment, with Tencent now owning 18.18 million common shares, representing approximately 8% of the total fully-diluted share capital.

New Credit Agreement
On November 24, 2023, the Group entered into a credit agreement consisting of a term loan of EUR 610 million (the “Senior Secured Term Loan” or “SSTL”) and a senior secured revolving credit facility of EUR 97.5 million (the “Senior Secured Revolver Facility” or “SSRF”) (and, together with the SSTL, the “Credit Facilities”).
The SSTL will mature seven years after its first utilization date, and the SSRF will mature six years, six months after the first utilization date. Borrowings under the SSTL bear interest at a rate of EURIBOR and an applicable margin of up to 5.00%, which may be reduced in the future based on the Senior Secured Net Leverage Ratio (or “SSNLR” as defined in the credit agreement). Borrowings under the SSRF bear interest at a rate of EURIBOR and an applicable margin of up to 4.50%, which may be reduced in the future based on the SSNLR. EUR 20 million of the SSRF can be utilized as a swingline facility.
The EURIBOR rate is subject to a “floor” of 0.0%, and the Group may select interest periods of one, two, three or six months and interest is paid on the last business day of each interest period. Furthermore, the Group is required to pay a commitment fee at a rate per annum equal to 30% of the applicable margin on the SSRF in respect of unused amounts.
On the closing date of the Credit Facilities agreement, the SSTL will be fully drawn, and the proceeds, along with existing available liquidity, will be used to fully repay the Group’s senior secured term loan and revolver facilities, entered into October 25, 2019 (as amended and supplemented from time to time).